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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) July 23, 1999
                                                 ------------------------------
                            THE TESSERACT GROUP, INC.
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             (Exact name of registrant as specified in its charter)


          MINNESOTA                     1-11111                41-1581297
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 (State or other jurisdiction)   (Commission File Number)     (IRS Employer
       of incorporation                                    Identification No.)




         9977 NORTH 90TH STREET
                 NO. 180
           SCOTTSDALE, ARIZONA                                     85260
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code (480) 767-2300
                                                   ----------------------------

         3800 WEST 80TH STREET, SUITE 1400, MINNEAPOLIS, MINNESOTA 55431
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                 (Former Address, if Changed Since Last Report)


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Item 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  On July 23, 1999, The TesseracT Group, Inc. (the "Company") engaged PricewaterhouseCoopers LLP as the independent accountant responsible for auditing the financial statements of the Company. During the fiscal years ended June 30, 1998 and June 30, 1999 and the subsequent interim period through July 23, 1999, the Company has not consulted with PricewaterhouseCoopers LLP regarding either (1) the application of accounting principles to a specified completed or proposed transaction, or the type of opinion that might be rendered on the Company's financial statements or (2) any matter that was either the subject of a disagreement or reportable event.

                  The Company's Board of Directors approved the decision to engage PricewaterhouseCoopers LLP.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           THE TESSERACT GROUP, INC.



Date:  July 30, 1999                       By /s/ Richard C. Yonker
                                              ---------------------------------
                                              Richard C. Yonker
                                              Chief Financial Officer